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[LOGO]                                                             EXHIBIT 10.27

                                                                      EMPLOYMENT
                                                                       AGREEMENT
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THIS AGREEMENT is made between EXTENDED SYSTEMS INCORPORATED (ESI) and BRAD
SURKAMER (EMPLOYEE) for the employment of EMPLOYEE by ESI.

IT IS AGREED BETWEEN THE PARTIES:

1. EMPLOYMENT: ESI hereby hires EMPLOYEE and EMPLOYEE accepts employment with ESI as TS/3rd Party Mktg Manager.

2. TERMS OF EMPLOYMENT: This Agreement shall commence the 25th day of November, 1998 and shall continue until terminated by either party pursuant to paragraph five.

3. COMPENSATION: The EMPLOYEE shall receive as compensation for his/her services the amount of $10,800 per mo. plus all employee benefits as set forth in the current issue of the Extended Systems Employee Handbook.

4. DUTIES OF EMPLOYEE: EMPLOYEE shall have the duties and authority as set forth in the job description.

5.   ROLLING SIX (6) MONTH CONTRACT: This contract is a continuous, rolling six
     (6) month agreement entitling employee to six (6) months termination pay, at employees current salary, if terminated without cause or without six (6) months written notice.

6. VACATION: EMPLOYEE shall accumulate paid vacation as set forth in Extended Systems Time-Off Policy.

7. TRAVEL EXPENSES: EMPLOYEE shall be reimbursed for all authorized travel and lodging expenses.

8. FRINGE BENEFITS: Fringe benefits shall be provided by ESI as set forth in the Extended Systems Employee Handbook. I hereby acknowledge receiving a copy of the Employee Handbook. I understand that I am responsible for familiarizing myself with the contents of the handbook. I understand that the contents in the Employee Handbook are subject o change at Extended Systems' discretion and do not create any contractual commitments by the Company. /s/ BJS (Employee Initials)

9. DRUG AND ALCOHOL POLICY: EMPLOYEE agrees to abide by the terms of the Extended Systems Drug and Alcohol Policy. Receipt of Drug and Alcohol Policy is hereby acknowledged. /s/ BJS (Employee Initials).

10. NON-DISCLOSURE AGREEMENT: EMPLOYEE agrees to abide by the terms of the Extended Systems Non-Disclosure Agreement.

DATED this 25th day of November, 1998.

/s/ Steven D. Simpson                    /s/ Brad Surkamer
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Extended Systems                          Employee